Exhibit 10.2.12

EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”) is entered into as of 4th day of March, 2018 (the “Effective Date”) by and between GOGO INC. (the “Parent”), GOGO LLC, 111 N. Canal Street, Suite 1500, Chicago, IL 60606 (the “Company”), and OAKLEIGH THORNE, 63 Front Street, Millbrook, NY 12545 (“Executive”). Upon the occurrence of the Effective Date, this Agreement shall supersede and replace all other agreements, whether oral or written, related to the terms of Executive’s employment with the Company. Certain capitalized terms used herein have the meanings given to them in Section 20 hereof.

AGREEMENT:

In consideration of the above recital, which is incorporated herein, and the mutual covenants contained herein, the parties agree as follows:

1. Employment. The Company hereby agrees to employ Executive, and Executive hereby accepts such employment effective March 4, 2018 (the “Start Date”) upon the terms and conditions set forth herein and agrees to perform duties as assigned by the Company’s and Parent’s Boards of Directors.

2. Capacity and Duties. Executive shall be employed by the Company as President and Chief Executive Officer. During Executive’s employment with the Company, Executive shall perform the duties and bear the responsibilities commensurate with Executive’s position, and shall serve the Company faithfully and to the best of Executive’s ability, under the direction of the Parent’s Board of Directors. Executive’s actions shall at all times be such that they do not discredit the Company or its products and services, and Executive shall not engage in any business activity or activities that require significant personal services by Executive or that, in the reasonable judgment of the Parent’s Board of Directors, would materially interfere with the proper performance of Executive’s duties hereunder. Executive shall devote substantially all of Executive’s working time, working attention, and working energies to the business of the Company. Notwithstanding the foregoing, Executive may continue to serve as CEO of Thorndale Farm, Inc., as a trustee of certain family trusts, as a member of the Boards of Directors of Helix Education, Inc., Milbrook Tribute Garden and Thorne Community Center, Inc. and as a member of the Board of Overseers of Columbia Business School; provided that such activities do not materially interfere with Executive’s duties under this Agreement. Executive shall promptly, and in any event within 90 days of the Start Date, wind down any other current remaining similar material obligations. Executive shall continue to serve as a member of Parent’s Board of Directors but shall cease to serve as a member of the Compensation and Nominating and Corporate Governance Committees. Executive shall not earn any additional compensation for his services as a director.

3. Compensation.

(a) Base Salary and Bonus. The Company shall pay to Executive as base compensation for all of the services to be rendered by Executive under this Agreement a salary at the rate of $700,000 per annum (the “Base Salary”), payable in accordance with such normal payroll practices as are adopted by the Company from time to time, subject to withholdings for federal, state and local taxes, FICA and other withholding required by applicable law, regulation or ruling. The Base

Salary shall be reviewed for increase at least annually. Unless the Company and Executive mutually agree otherwise, Executive’s annual salary shall not be reduced other than as part of an overall compensation reduction at the Company that impacts salaries of all executives of the Company and in such event shall not be reduced by more than 10% of Executive’s then-current Base Salary. In addition, Executive shall be eligible for an annual bonus with a target of one hundred percent (100%) of Base Salary (the “Target Bonus”). The amount of such annual bonus, if any, shall be decided by the Compensation Committee of the Board of Directors of Parent and shall be based upon achievement of objectives established by the Compensation Committee, all as determined in the reasonable discretion of the Compensation Committee.

(b) Reimbursement of Expenses, Company Facilities. The Company shall pay or reimburse Executive for all reasonable, ordinary and necessary travel and other expenses incurred by Executive in the performance of Executive’s obligations under this Agreement, in accordance with the Company’s travel and expense reimbursement policies for management employees. The Company shall provide to Executive, at the Company’s principal place of business, the necessary office facilities and equipment to perform Executive’s obligations under this Agreement. The Company will reimburse Executive for up to $25,000 of attorney’s fees incurred in connection with the review and negotiation of the terms and conditions of employment.

(c) Discretionary Time Off. The Company has no formal vacation or time off policy with respect to set time off amounts and accruals. During the Executive’s employment with the Company, Executive shall be permitted to take a reasonable amount of time off for vacation.

(d) Benefits. Executive shall be eligible to participate in all normal company benefits including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms thereof.

(e) Directors and Officers Insurance. Officers and directors liability insurance shall be obtained and maintained by the Company for reasonable and customary coverage of the Company and Executive, at no cost to Executive.

(f) Equity. The Compensation Committee (“Committee”) of the Board of Directors of Parent has approved a grant, effective as of the date hereof, and subject to the Executive’s commencement of employment on the Start Date, of the following long-term incentive awards in accordance with the terms of applicable award documents attached hereto as Exhibits A, B, C, D and E: (i) 700,000 time-vesting options to purchase common stock in Parent, (ii) 86,750 time-based options to purchase common stock in Parent and 13,250 time-based restricted stock units in Parent and (iii) 86,750 performance options and 13,250 performance stock units in Parent. Such equity awards will be issued pursuant to the Gogo Inc. 2016 Omnibus Stock Incentive Plan (as amended from time to time, the “Plan”). Additionally, commencing in 2019, Executive shall be eligible to participate in an annual equity award program, as approved by the Compensation Committee of the Board of Directors of Parent, on terms consistent with those of other members of senior management. Notwithstanding anything to the contrary contained in the Plan or any award agreement, Change in Control for purposes of any equity awards granted to the Executive under the Plan shall exclude acquisitions by any of the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto). In the event Executive requests to transfer any equity awards to Executive’s Dynasty Trusts, provided that such trusts are Permitted Transferees and such transfer and such trusts meet all of the requirements set forth in Section 15(b) of the Plan, the consent of the Committee to such transfer shall not be unreasonably withheld.

(g) Relocation Benefits. For the first 60 days following the Start Date, Executive’s principal office will be in Millbrook, NY, although a substantial proportion of his working time will be required at the Company’s Chicago, IL office. Business travel between Millbrook and Chicago during such period will be reimbursed in accordance with the Company’s travel reimbursement policies. Following such 60-day period, the Executive’s principal office will be in Chicago, IL. The Company shall pay to Executive an amount of $150,000, which is intended to compensate Executive for certain relocation and temporary living expenses, and for other travel between the Company’s offices and his home prior to relocation. Executive acknowledges that the Company has no further obligation to pay or reimburse Executive for any such expenses. Such payment shall be paid on the date of the first regular payroll that is at least five (5) business days after the Start Date.

4. Confidentiality, Ownership of Confidential Information and Inventions.

(a) Receipt of Confidential Information. Executive’s employment by the Company creates a relationship of confidence and trust between Executive and the Company with respect to certain information applicable to the business of the Company and its clients or customers. Executive acknowledges that during Executive’s employment by the Company and as a result of the confidential relationship with the Company established thereby, Executive shall be receiving Confidential Information and that the Confidential Information is a highly valuable asset of the Company.

(b) Nondisclosure. During Executive’s employment with the Company and at all times thereafter, regardless of the reason for the termination of such employment, Executive shall retain in strict confidence and shall not use for any purpose whatsoever or divulge, disseminate, or disclose to any third party (other than in the furtherance of the business purposes of the Company, as determined by the Executive in good faith) all Confidential Information, all of which is deemed confidential and proprietary. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement limits the Employee’s ability to communicate with or participate in any investigation or proceeding regarding possible violations of U.S. Federal securities laws that may be conducted by the U.S. Securities and Exchange Commission, the U.S. Department of Justice, the U.S. Consumer Financial Protection Bureau or the U.S. Commodity Futures Trading Commission.

(c) Disclosure. Executive shall inform the Company in writing promptly and fully of all Inventions made or conceived by him, setting forth in detail a description of the Invention, the procedures used and the results achieved. Executive agrees to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all Inventions, which records shall be available to and remain the sole property of the Company at all times.

(d) Ownership; Cooperation. All Confidential Information and Inventions shall be and remain the sole property of the Company. Executive promptly shall execute and deliver to the Company any instruments reasonably deemed necessary by it to effect disclosure and assignment of all Inventions to the Company including, without limitation, assignment agreements reasonably satisfactory to the Company. Upon request of the Company, during and after Executive’s employment with the Company, Executive shall execute patent, copyright, trademark, mask work or other applications and any other instruments deemed necessary by the Company for the prosecution of such patent applications or the acquisition of letters patent or registration of copyrights, trademarks or mask works in the United States and foreign countries based on such Inventions, provided, however, that if Executive incurs any expenses in connection with the foregoing obligation after Executive’s employment with the Company is terminated, the Company shall compensate Executive at a reasonable rate for the time actually spent by Executive at the Company’s request in satisfying such obligation.

(e) Works for Hire. To the extent the Inventions consist of original works of authorship which are made by Executive (solely or jointly with others) within the scope of Executive’s employment and which are protectable by copyright, Executive acknowledges that all such original works of authorship are “works for hire” as that term is defined in the United States Copyright Act (17 U.S.C., Section 101).

5. Covenants-Not-to-Compete. In consideration of Executive’s continued employment as an executive of the Company and in consideration of the Company’s obligations contained in this Agreement, including, without limitation, its agreeing to provide the equity grant specified in Section 3(f), and because Executive shall have access to Confidential Information, including, without limitation, Trade Secrets, Executive hereby covenants as follows (as used in this Section the term “Company” includes Gogo LLC and its Affiliates):

(a) Covenants. Without the prior written consent of the Board, (x) during Executive’s employment with the Company and (y) for one (1) year after leaving the employment of the Company, whether voluntarily or involuntarily, Executive shall not directly or indirectly, personally, by agency, as an employee, independent contractor, officer or director, through a corporation, partnership, limited liability company, or by any other artifice or device:

(i) Own, manage, operate, control, work for, provide services to, employ, have any financial interest in, consult to, lend Executive’s name to or engage in any capacity in any enterprise, business, company or other entity (whether existing or newly established) engaged in a Competitive Business, whether in anticipation of monetary compensation or otherwise;

(ii) hire, solicit or otherwise induce any current or former employee of the Company or any of its Affiliates or any person otherwise engaged by the Company or any of its Affiliates as an independent contractor or consultant to terminate his or her employment or service with the Company or such Affiliate or to engage in any Competitive Business, or intentionally interfere with the relationship of the Company or any of its Affiliates with any such employee or former employee or other person, it being understood that a general advertisement of employment opportunities to which a current or former employee of the Company or any of its Affiliates responds shall not constitute solicitation or inducement for purposes of this Section 5(a)(ii);

(iii) Solicit or service in any way in connection with or relating to a Competitive Business, on behalf of Executive or on behalf of or in conjunction with others, any supplier, client or customer, or prospective supplier, client, or customer who has been solicited or serviced by the Company or any of its Affiliates within the twelve (12) month period preceding Executive’s last day of employment with the Company, or induce any customer, client, prospective customer or client, vendor or strategic partner of the Company or any of its Affiliates to terminate or negatively alter his, her or its relationship with the Company or any of its Affiliates,; or

(iv) Assist others in doing anything prohibited by clause (i), (ii) or (iii) above. Due to the global nature of the Company’s business and its competition there is no applicable geographic restriction on the covenants set forth herein. The covenants in this Section 5(a) shall be specifically enforceable. However, the covenants in this Section 5(a) shall not be construed to prohibit the ownership of not more than one percent of the equity of any publicly-held entity engaged in direct competition with the Company, so long as Executive is not otherwise engaged with such entity in any of the other activities specified in Section 5(a)(i) through (iv) above.

(b) Reformation and/or Severability of Covenants. If a court determines that any of the foregoing covenants is an unenforceable restriction, the court is authorized and requested to revise such provision to include the maximum restriction allowed under applicable law. If any provision of this Agreement is determined to be in violation of any law, rule or regulation or otherwise unenforceable, and cannot be modified to be enforceable, such determination shall not affect the validity of any other provision of this Agreement, and such other provisions shall remain in full force and effect. Each provision, paragraph and subparagraph of this Agreement is severable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

(c) Acknowledgment. Executive acknowledges that the covenants made by Executive in this Agreement are intended to protect the legitimate business interests of the Company and not to prevent or interfere with Executive’s ability to earn a living. Executive further understands that the Company may, in its sole discretion, permit Executive to engage in certain work or activity described in Section 5, if and only if Executive provides the Company with written evidence satisfactory to the Company, including assurances from any new employer or entity, that the contribution of Executive’s knowledge to that work or activity will not cause Executive to disclose, base judgment upon or use the Company’s Confidential Information, or any other assurances as may be requested by the Company in its discretion. Executive agrees that he will not engage in such work or activity unless and until Executive receives written consent from the Company.

6. Injunctive Relief; Legal Fees. If Executive violates any of the provisions of Section 4 or 5 hereof (the “Applicable Sections”), the Company shall be entitled to seek and, if awarded by a court or arbitrator, obtain immediate and permanent injunctive relief in addition to all other rights and remedies it may have, it being agreed that a violation of the Applicable Sections would cause the Company irreparable harm, and the damages which the Company would sustain upon such violation are difficult or impossible to ascertain in advance.

7. No Conflict. Executive represents and warrants to the Company that (a) Executive has not signed any employment agreement, confidentiality agreement, non-competition covenant or the like with any other employer and (b) Executive’s employment with the Company will not violate any other agreement or arrangement Executive has or may have had with any other former employer. Executive covenants that under no circumstances shall Executive disclose to the Company or use for the benefit of the Company any confidential or proprietary information of any former employer or other third party, and Executive shall hold all such information in confidence, and shall comply with the terms of any and all applicable agreements between Executive and the third party with respect to such information.

8. Termination. Executive and the Company each acknowledge that either party has the right to terminate Executive’s employment with the Company at any time for any reason whatsoever, with or without cause, pursuant to the following:

(a) Termination by the Company Without Cause. Upon thirty (30) days’ written notice to Executive, or at the Company’s discretion, pay in lieu of notice;

(b) Disability. Upon thirty (30) days’ written notice to Executive, or at the Company’s discretion, pay in lieu of notice, if Executive is prevented from performing Executive’s duties by reason of illness or incapacity for a continuous period of 120 days;

(c) Death. Immediately upon the death of Executive; or

(d) Termination by the Company for Cause. Immediately upon a showing of “Cause”, which for purposes of this Agreement shall mean Executive’s (1) willful gross misconduct or gross or persistent negligence in the discharge of his duties; (2) act of dishonesty or willful concealment; (3) breach of his fiduciary duty or duty of loyalty to the Company; (4) a material breach of Section 4 or 5 hereof; (5) any other material breach by Executive of this Agreement, which breach has not been cured by Executive within thirty (30) days after written notice of such breach is given to Executive by the Company; (6) commission of once or more acts of substance abuse which are materially injurious to the Company; (7) commission of a criminal offense involving money or other property of the Company (excluding traffic or other similar violations); or (8) commission of a criminal offense that would, if committed in the State of Illinois, constitute a felony under the laws of the State of Illinois or the United States of America. For purposes of this Agreement, an act or failure to act shall be considered “willful” only if done or failed to be done by Executive intentionally or in bad faith.

(e) Voluntary Resignation. Executive may terminate Executive’s employment under this Agreement upon thirty (30) days’ written notice to the Company. The Company, at its discretion, may waive the thirty (30) day notice requirement, and in such event shall be required to make any payments in lieu of notice.

(f) Termination by the Executive for Good Reason. Upon written notice by the Executive to the Company of a termination for “Good Reason”, which for purposes of this Agreement shall mean the occurrence of any of the following events, without the written consent of the Executive, (i) a diminution in Executive’s Base Salary beyond what is permitted by Section 3(a) or Target Bonus; (ii) a diminution in Executive’s duties, authority, or responsibilities; or (iii) relocation of the Company’s headquarters outside the Chicago metropolitan area. In the event that Executive believes that circumstances constituting “Good Reason” have occurred and Executive wishes to terminate his employment as a result of such occurrence, Executive must provide the Company written notice within 90 days from the initial existence of the occurrence. If within 30 days following the Company’s receipt of such notice it corrects the circumstances constituting “Good Reason,” then Executive shall not be entitled to terminate his employment under this Section 8(f) as a result of such circumstances. Furthermore, Executive shall not be entitled to terminate his employment under this Section 8(f) as a result of any circumstances constituting “Good Reason” unless his resignation occurs within 30 days following the expiration of the Company’s cure period.

9. Termination Benefits.

(a) Upon any termination, the Company’s obligation to make payments hereunder shall cease upon such termination, except the Company shall pay Executive (i) any salary earned but unpaid prior to termination, (ii) any business expenses incurred but not reimbursed as, of the date of termination, and (iii) any award under the annual bonus program referred to in Section 3(a) that has been approved by the Compensation Committee of Parent’s Board of Directors but not paid prior to termination. In addition, if Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason, subject to Executive’s execution and delivery and non-revocation of a general release of claims in the form attached hereto as Exhibit F, and Executive’s continued compliance with his obligations under Sections 4 and 5 of this Agreement, (i) Executive shall be paid a pro rata portion of Executive’s annual bonus for the fiscal year in which the Executive’s termination occurs based on actual results for such year (determined by multiplying the amount of such bonus which would be due for the full fiscal year by a fraction, the numerator of which is the number of days during the fiscal year of termination that the Executive is employed by the Company and the denominator of which is 365) payable at the same time bonuses for such year are paid to other senior executives of the Company and (ii) notwithstanding to the contrary any provision in the Plan or the equity agreements that is less favorable to the Executive, (A) vesting of equity awards then held by Executive shall continue on the schedule set forth in the equity award agreement for 12 months following the termination date and (B) vested options then held by Executive (including options that vest pursuant to the preceding clause (A)) shall remain exercisable for the earlier of (I) the 12-month period following the termination date and (II) the option termination date; provided, that no breach of Section 4 or 5 of this Agreement shall be deemed to constitute non-compliance with Section 4 or 5 unless such breach is material and, to the extent curable, Executive shall have failed to cure such material breach under Section 4 or 5 of this Agreement within 30 days of receiving written notice from the Company of such material breach; and provided, further, that payment of any pro rata bonus pursuant to clause (i), vesting of equity awards and option exercises shall be suspended during such 30 day cure period.

(b) Survival of Obligations. Executive’s obligations pursuant to Sections 4 and 5 shall survive the expiration of the term of Executive’s employment under this Agreement or any early termination thereof

(c) Returns. Upon termination of Executive’s employment under this Agreement, or as otherwise requested by the Company, immediately upon the Company’s request, Executive shall return to the Company all Company files, notes, business plans and forecasts, financial information, computer-recorded information, tangible property including computers, software, credit cards, entry cards, identification badges, cell phones, pager, keys, tools, equipment and any materials of any kind which contain or embody any proprietary or confidential information of the Company (and all reproductions thereof),

10. Notices. All notices, reports, records or other communications which are required or permitted to be given to the parties under this Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier, or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the address listed on the first page of this Agreement, or to such other address as such party may have given to the other by notice pursuant to this Section 10.

In the case of any such communications to the Company, such communications shall also be delivered to the Board of Directors. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

11. Further Assurances. The parties shall cooperate fully with each other and execute such further instruments, documents and agreements, and shall give such further written assurances, as may be reasonably requested by one another to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intent and purposes of this Agreement. Without limiting the generality of the foregoing, Executive shall cooperate fully in assisting the Company to comply with contractual obligations of the Company to third parties regarding Inventions, Trade Secrets and copyrights.

12. Waiver of Breach. A waiver by the Company of a breach of any provision of this Agreement by Executive shall not operate or be construed as a waiver of any subsequent breach by Executive.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. Any action pursuant to Section 4 or 5 above may be brought in the Courts in the State of Illinois, and by execution of this Agreement, Executive irrevocably submits to such jurisdiction.

14. Arbitration.

(a) Any dispute arising in connection with this Agreement or Executive’s employment with the Company, except for equitable or injunctive actions pursuant to Section 4 or 5 above, or claims by Executive for workers’ compensation, unemployment compensation or benefits under a Company benefits plan, shall be submitted to final and binding arbitration. Judgment upon any award rendered by arbitration may be entered in any court having jurisdiction thereof

(b) The arbitrator shall be selected by the mutual agreement of the parties. Any arbitrator selected shall be a professional having at least ten years of experience in labor or employment related practice areas. If the amount in dispute exceeds $250,000, the parties shall select, by mutual agreement, a panel of three arbitrators, rather than one arbitrator, to resolve the dispute.

(c) The arbitration shall be conducted in Chicago, Illinois (unless the corporate headquarters of the Company shall have been moved to another location, in which case the arbitration shall be conducted in such location). Reasonable discovery shall be permitted as determined by the arbitrator or arbitrators. Both parties to an arbitration shall have the right to be represented by counsel. The attorneys’ fees and costs of the arbitrator and arbitration proceedings are to be shared equally between the parties, and all other costs and attorneys’ fees are to be paid by the party incurring such costs and fees.

(d) Except as otherwise provided herein, this arbitration procedure is the exclusive remedy for any contractual, non-contractual or statutory claim of any kind, including claims arising under federal, state and local statutory law, including, but not limited to, the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621 et seq.; Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq.; the Americans with Disabilities Act, 42 U.S.C. § 12101 et seq.; the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.; the Illinois Human Rights Act, 75 ILCS § 5/1-101 et seq.; and common law or equitable claims alleging breach of contract, defamation, fraud, outrageous conduct, promissory estoppel, violation of public policy, wrongful discharge or any other tort, contract or equitable theory. Executive agrees to exhaust any and all internal dispute resolution procedures established by the Company prior to pursuing arbitration under this Agreement.

15. Severability. If any provision of this Agreement shall be held by any Court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the enforceability of all other provisions of this Agreement shall be unimpaired.

16. Binding Agreement. Executive shall not delegate or assign any of Executive’s rights or obligations under this Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by Executive, the Company and Parent and the Company’s and Parent’s successors and assigns; provided, however, that the Company may not assign this Agreement to any other person or entity without the prior written consent of Executive except in connection with a sale, assignment or other transfer by the Company or Parent of all or a substantial portion of its assets or business, in each of which events assignment of this Agreement is expressly permitted without the consent of Executive.

17. Merger; Amendment. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and no other statement, representation, warranty or covenant has been made by either party except as expressly set forth herein. This Agreement may be amended at any time, provided that such amendment is in writing and is signed by each of the parties.

18. Nature of Employment. EXECUTIVE IS EMPLOYED WITH THE COMPANY FOR NO SPECIFIC TERM OF EMPLOYMENT, AND IS EMPLOYED AT THE WILL OF THE COMPANY. NOTHING IN THIS AGREEMENT SHALL IN ANY WAY RESTRICT EXECUTIVE’S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE EXECUTIVE’S EMPLOYMENT AT ANY TIME, FOR ANY REASON OR FOR NO REASON, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT NOTICE.

19. Section 409A. This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted and construed consistently with such intent. The payments to Executive pursuant to this Agreement are also intended to be exempt from Section 409A of the Code to the maximum extent possible, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), or another applicable exemption under Section 409A of the Code or the Treasury Regulations promulgated thereunder. In the event the terms of this Agreement would subject Executive to taxes or penalties under Section 409A of the Code (“409A Penalties”), the Company and Executive shall cooperate diligently to amend the terms of the Agreement to avoid such 409A Penalties, to the extent possible. To the extent any amounts under this Agreement are payable by reference to Executive’s “termination of employment” or similar terms, such terms shall be deemed to refer to Executive’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Agreement, if Executive is a “specified employee,” as defined in Section 409A of the Code, as of the date of Executive’s separation from service, then to the extent any amount payable under this Agreement (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon Executive’s separation from service and (iii) under the terms of this Agreement would be payable prior to the six-month anniversary of Executive’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of Executive’s death. Any reimbursement payable to Executive pursuant to this Agreement shall be conditioned on the submission by Executive of all expense reports reasonably required by the Company under any applicable expense reimbursement policy, and shall be paid to Executive promptly following receipt of such expense reports, but in no event later than the last day of the calendar year following the calendar year in which Executive incurred the reimbursable expense. Any amount of expenses eligible for reimbursement, or in-kind benefit provided, during a calendar year shall not affect the amount of expenses eligible for reimbursement, or in-kind benefit to be provided, during any other calendar year. The right to any reimbursement or in-kind benefit pursuant to this Agreement shall not be subject to liquidation or exchange for any other benefit. Each installment payment hereunder shall be deemed to be a separate payment for purposes of Section 409A of the Code. Whenever a provision under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

20. Definitions. In addition to terms defined above and elsewhere in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any parent or subsidiary of the Company and (ii) any person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Company. For purposes of this definition, the terms “controls,” “is controlled by” or “is under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Air-to-Ground Communication” means (i) data and/or voice communications directly or indirectly between an aircraft and the ground, including communications between an aircraft and the ground transmitted in whole or in part by satellite, (ii) data and/or voice communications within an aircraft, including all communications to or from the cabin and/or the cockpit of an aircraft, (iii) any and all related products and services including without limitation in-flight entertainment and (iv) any and all products and services directly supportive thereof. For the avoidance of doubt, Air-to-Ground Communications does not include communications by satellite that do not involve communication to or from an aircraft.

“Competitive Business” means any business engaged in (i) providing Air-to-Ground Communications, (ii) assembling, manufacturing, installing or selling equipment involved in or relating to Air-to-Ground Communications or (iii) any other business or activities that are materially in competition with any other businesses in which the Company or any of its Affiliates materially engages in during Executive’s employment or is actively contemplating entering into during Executive’s employment. For purposes of this Agreement, in the event that a

Competitive Business includes an organization with separate and distinct business units, to the extent possible, and upon the written approval of the Board, the term Competitive Business may be limited to only those business units(s) or persons of the Competitive Business that are engaged in, related to or become engaged in, or related to the business of Air-to-Ground Communications.

“Confidential Information” means all information relating to the Company, its Affiliates and their respective customers and suppliers reasonably considered by the Company or its Affiliates to be confidential and proprietary including, without limitation, (a) business plans, research, development and marketing strategies, customer names and lists, product and service prices and lines, processes, designs, formulae, methods, financial information, costs and supplies and (b) the Trade Secrets (as defined below). Confidential Information may include information which has been acquired or created by Executive or has otherwise become known to Executive through Executive’s employment with Company. Confidential Information may also include information belonging to the Company’s clients, customers or suppliers. “Confidential Information” shall not include the foregoing that is or becomes (i) in the public domain other than through acts by Executive, (ii) already lawfully in Executive’s possession at the time of disclosure by the Company as evidenced by Executive’s written records, (iii) disclosed to Executive by a third party who is not prohibited from disclosing the information pursuant to any fiduciary, contractual or other duty to any person or (iv) required by law, rule, regulation or court order to be disclosed.

“Inventions” means discoveries, concepts, ideas, methods, formulae, techniques, developments, know-how, inventions and improvements, whether or not patentable or registrable under patent, copyright or similar statutes, related to the Company’s business that is conceived of or made by Executive during Executive’s employment by the Company, whether before, during or after business hours, or with the use of the Company’s facilities, materials or personnel, either solely or jointly with others, including, without limitation, existing and planned products and services and future products and services of the Company and its Affiliates.

“Trade Secrets” means any and all technology and information relating to the Company’s and its Affiliates’ business or their respective patents, methods, formulae, software, know-how, designs, products, processes, services, research development, inventions, systems, engineering and manufacturing which have been designated as secret or confidential or are the subject of efforts that are reasonable under the circumstances to maintain their secrecy or confidentiality and which are sufficiently secret to derive economic value, actual or potential, from not being generally known to other persons.

[Signature Pages Follows]

The parties have executed this Agreement on the date first above written, effective as of the Effective Date.

EXECUTIVE:

/s/ Oakleigh Thorne Oakleigh Thorne

[Signature Pages Continue]

COMPANY:

GOGO LLC

By:	/s/ Marguerite M. Elias
Name:	Marguerite M. Elias
Title:	Executive Vice President, General Counsel and Secretary

PARENT:

GOGO INC.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Exhibit A

THE GOGO INC.

2016 OMNIBUS INCENTIVE PLAN

NON-STATUTORY STOCK OPTION

AWARD NOTICE

Oakleigh Thorne

63 Front Street

Millbrook, NY 12545

You have been granted an option to purchase shares of common stock, $0.0001 par value, of Gogo Inc. (the “Company”), pursuant to the terms and conditions of the Gogo Inc. 2016 Omnibus Incentive Plan (the “Plan”) and the Stock Option Agreement (together with this Award Notice, the “Agreement”). Copies of the Plan and the Stock Option Agreement are attached hereto. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Options:	You have been awarded a non-statutory option to purchase from the Company 700,000 shares of its common stock, $0.0001 par value (the “Options”), subject to adjustment as provided in Section 6 of the Agreement.

Grant Date:	March 4, 2018

Exercise Price:	$9.39 per share, subject to adjustment as provided in Section 6 of the Agreement.

Employment Agreement:	To the extent more favorable to you, the terms and conditions set forth in your Employment Agreement dated as of March 4, 2018 (“Employment Agreement”) that expressly apply to the Awards granted pursuant to this Agreement shall supersede the terms and conditions of the Agreement and the Plan to the extent applicable.

Vesting Schedule:	Except as expressly provided otherwise in your Employment Agreement, the Options shall vest and become exercisable as follows: (i) 25% of the Options shall vest on the first anniversary of the Grant Date and (ii) the remaining 75% of the Options will vest in equal monthly installments over the three year period beginning immediately following the first anniversary of the Grant Date, in each case, subject to your continuous employment by the Company or one of its Affiliates through the applicable vesting date.

Expiration Date:	Except to the extent earlier terminated pursuant to Section 3 of the Agreement or earlier exercised pursuant to Section 3 of the Agreement, the Option shall terminate at 5:00 p.m., Central time, on the tenth anniversary of the Grant Date.

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Gogo Inc.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Acknowledgment, Acceptance and Agreement:

By signing this Award Notice to Gogo Inc., you hereby acknowledge receipt of the Agreement and the Plan, accept the Options granted to me, represents to the Company that you have read and understood the Agreement and the Plan, agree that the Options are subject to the terms and conditions of the Agreement and the Plan and agree to be bound by the terms of the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE PLAN AND THE AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE OPTIONS.

If you do not execute and deliver this Award Notice within 30 days from the date of receipt of this Award Notice, the Options will be forfeited.

/s/ Oakleigh Thorne
Oakleigh Thorne

3/4/18
Date

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STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Agreement”), dated as of the Grant Date set forth in the Notice of Grant (as defined below), between Gogo Inc., a Delaware corporation (the “Company”), and the Participant whose name appears in the Notice of Grant (the “Participant”), pursuant to the Gogo Inc. 2016 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1.    Confirmation of Grant, Option Price.

(a)    Confirmation of Grant. The Company hereby evidences and confirms the grant to the Participant of options to purchase the number of shares of Stock (the “Options”) set forth in the Gogo Inc. 2016 Omnibus Incentive Plan Stock Option Grant Notice delivered by the Company to the Participant (the “Notice of Grant”). The Options are not intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms and conditions of the Plan, which is incorporated by reference herein. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern. The Options shall be considered a Service Award under the Plan.

(b)    Exercise Price. The Options shall have the Exercise Price set forth in the Notice of Grant.

2.    Vesting, Exercisability and Exercise.

(a)    Vesting. Except as otherwise provided in Section 3, the Options shall vest and become exercisable in the amounts and on the vesting dates set forth in the Notice of Grant, subject to the continuous employment of the Participant with the Company or a Subsidiary until the applicable vesting date.

(b)    Exercise; Condition to Exercise. Once vested and exercisable in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 3. The Participant may exercise all or a portion of the Options by giving notice to the Company or a brokerage firm designated or approved by the Company, in form and substance satisfactory to the Company, which will state the Participant’s election to exercise the Options and the number of shares of Stock for which the Participant is exercising Options. The notice must be accompanied by full payment of the exercise price for the number of shares of Stock the Participant is purchasing. The Participant may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) by tendering (either actually or by attestation) shares of Stock the Participant has owned for at

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least six months (if such holding period is necessary to avoid a charge to the Company’s earnings); (d) to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required in accordance with procedures established by the Company; or (e) by any other method permitted by the Committee.

(c)    Cashless Exercise. In lieu of tendering the exercise price to the Company in accordance with Section 2(b), the Participant may elect to perform a “Cashless Exercise” of the Options, in whole or in part, by surrendering the Options to the Company, marked “Cashless Exercise” and designating the number of shares of Stock desired by the Participant out of the total for which Options are exercisable. The Participant shall thereupon be entitled to receive the number of shares of Stock having a Fair Market Value equal to the excess of (i) the then Fair Market Value per share of Stock multiplied by the number of the shares of Stock into which the Options designated by the Participant would have been exercisable pursuant to Section 2(b) upon payment of the exercise price by the Participant over (ii) the exercise price the Participant would have been required to pay under Section 2(b) in respect of such an exercise.

3.    Termination of Options

(a)    Normal Expiration Date. Unless earlier terminated pursuant to Section 3(b), the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”), if not exercised prior to such date.

(b)    Termination of Employment.

(i) Death, Disability or Retirement. If a Participant’s employment with the Company terminates due to death, Disability or Retirement, the Option shall be deemed vested to the extent of the number of Options that would have vested had the Participant’s Service continued until the next vesting date immediately following the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and may thereafter be exercised by the Participant or the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and (ii) the Normal Expiration Date. Any remaining unvested Options shall immediately be forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Service due to Disability or Retirement. For purposes of this Agreement, “Retirement” shall mean a Participant’s Termination of Service with the Company (other than a

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termination for Cause) occurring on or after the date on which either (x) the Participant reaches the age of 65 or (y) the Participant’s age plus years of service equal seventy-five (75) (as determined by the Committee in its sole discretion).

(ii) Cause. If a Participant’s employment with the Company is terminated by the Company for Cause, the Option, whether or not vested, shall terminate immediately upon such Termination of Service.

(iii) Other Reasons. Except as expressly provided otherwise in the Participant’s agreement with the Company or any Subsidiary, if a Participant’s employment with the Company is terminated due to circumstances other than as set forth in Sections 3(b)(i) or (ii), the Option shall be vested only to the extent it is vested on the effective date of the Participant’s Termination of Service and may thereafter be exercised by the Participant until and including the earliest to occur of (i) the date which is 90 days after the effective date of the Participant’s Termination of Service, (ii) the date the Participant breaches an employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and the Participant (an “Employment Agreement”) and (iii) the Normal Expiration Date.

(iv) Death Following Termination. If the Participant dies during the period set forth in Section 3(b)(i) or (iii), the Option shall be vested only to the extent it is vested on the date of death and may thereafter be exercised by the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Normal Expiration Date.

(c)    Change in Control. In the event of a Change in Control, the Options shall vest or continue and shall have such treatment, as set forth in the Plan. Notwithstanding anything to the contrary contained in the Plan, “Change in Control” for purposes of this Agreement shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities, excluding acquisitions by the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto); or

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(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale or the Thorne Affiliates do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity.

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

4.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Stock acquired upon exercise of the Options unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the shares and Participant may not sell the shares of Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

5.    Participant’s Rights with Respect to the Options.

(a)    Restrictions on Transferability. The Options granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, hedged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b)    No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Stock underlying the Options unless and until shares of Stock are issued to the Participant upon exercise thereof.

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6.    Adjustments. The number, class and Exercise Price of the shares of Stock covered by the Options shall be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock in such manner as the Board determines in its sole discretion.

7.    Miscellaneous.

(a)    Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b)    No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(c)    Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all persons affected hereby.

(d)    Tax Withholding. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of the Options as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. The Company may require the recipient of the shares of Stock to remit to the Company an amount in cash sufficient to satisfy the amount of taxes required to be withheld as a condition to the issuance of such shares. The Committee may, in its discretion, require the Participant to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold or the Participant sell the least number of whole shares of Stock having a Fair Market Value sufficient to satisfy all or part of the amount required to be withheld.

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(e)    Forfeiture for Financial Reporting Misconduct. In the event that the Participant commits misconduct or gross negligence (whether or not such misconduct or gross negligence is deemed or could be deemed to be an event constituting Cause) and as a result of, or in connection with, such misconduct or gross negligence the Company restates any of its financial statements, then the Company may require any or all of the following: (a) that the Participant forfeit some or all of the Options subject to this Agreement held by such Participant at the time of such restatement, (b) that the Participant forfeit some or all of shares of Stock held by the Participant at the time of such restatement that had been received upon exercise of Options subject to this Agreement during the twelve-month period (or such other period as determined by the Committee) prior to the financial restatement, and (c) that the Participant pay to the Company in cash all or a portion of the proceeds that the Participant realized from the sale of shares of Stock that had been received upon exercise of any Options subject to this Agreement within the period commencing twelve months (or such other period as determined by the Committee) prior to the financial restatement. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Options granted or vested and any gains earned or accrued, due to the vesting or exercise of Options or sale of any Stock acquired upon exercise of an Option, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

(f)    Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g)    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Options evidenced hereby, the Participant acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the Award does not create any contractual or other right to receive future grants of Awards; (c) that participation in the Plan is voluntary; (d) that the value of the Options is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (e) that the future value of the Stock is unknown and cannot be predicted with certainty.

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(h)    Employee Data Privacy. By entering into this Agreement and accepting the Options evidenced hereby, the Participant: (a) authorizes the Company, the Participant’s employer, if different, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (b) waives any data privacy rights the Participant may have with respect to such information; and (c) authorizes the Company and its agents to store and transmit such information in electronic form.

(i)    Consent to Electronic Delivery. By entering into this Agreement and accepting the Options evidenced hereby, Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the Options via Company website, email or other electronic delivery.

(j)    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

(k)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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Exhibit B

THE GOGO INC.

2016 OMNIBUS INCENTIVE PLAN

NON-STATUTORY STOCK OPTION

AWARD NOTICE

Oakleigh Thorne

63 Front Street

Millbrook, NY 12545

You have been granted an option to purchase shares of common stock, $0.0001 par value, of Gogo Inc. (the “Company”), pursuant to the terms and conditions of the Gogo Inc. 2016 Omnibus Incentive Plan (the “Plan”) and the Stock Option Agreement (together with this Award Notice, the “Agreement”). Copies of the Plan and the Stock Option Agreement are attached hereto. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Options:	You have been awarded a non-statutory option to purchase from the Company 86,750 shares of its common stock, $0.0001 par value (the “Options”), subject to adjustment as provided in Section 6 of the Agreement.

Grant Date:	March 4, 2018

Exercise Price:	$9.39 per share, subject to adjustment as provided in Section 6 of the Agreement.

Employment Agreement:	To the extent more favorable to you, the terms and conditions set forth in your Employment Agreement dated as of March 4, 2018 (“Employment Agreement”) that expressly apply to the Awards granted pursuant to this Agreement shall supersede the terms and conditions of the Agreement and the Plan to the extent applicable.

Vesting Schedule:	Except as expressly provided otherwise in your Employment Agreement, the Options shall vest and become exercisable as follows: in four equal annual installments on each of the first through fourth anniversaries of the Grant Date, in each case, subject to your continuous employment by the Company or one of its Affiliates through the applicable vesting date.

Expiration Date:	Except to the extent earlier terminated pursuant to Section 3 of the Agreement or earlier exercised pursuant to Section 3 of the Agreement, the Options shall terminate at 5:00 p.m., Central time, on the tenth anniversary of the Grant Date.

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Gogo Inc.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Acknowledgment, Acceptance and Agreement:

By signing this Award Notice to Gogo Inc., you hereby acknowledge receipt of the Agreement and the Plan, accept the Options granted to me, represents to the Company that you have read and understood the Agreement and the Plan, agree that the Options are subject to the terms and conditions of the Agreement and the Plan and agree to be bound by the terms of the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE PLAN AND THE AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE OPTIONS.

If you do not execute and deliver this Award Notice within 30 days from the date of receipt of this Award Notice, the Options will be forfeited.

/s/ Oakleigh Thorne
Oakleigh Thorne

3/4/18
Date

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STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Agreement”), dated as of the Grant Date set forth in the Notice of Grant (as defined below), between Gogo Inc., a Delaware corporation (the “Company”), and the Participant whose name appears in the Notice of Grant (the “Participant”), pursuant to the Gogo Inc. 2016 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1.    Confirmation of Grant, Option Price.

(a)    Confirmation of Grant. The Company hereby evidences and confirms the grant to the Participant of options to purchase the number of shares of Stock (the “Options”) set forth in the Gogo Inc. 2016 Omnibus Incentive Plan Stock Option Grant Notice delivered by the Company to the Participant (the “Notice of Grant”). The Options are not intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms and conditions of the Plan, which is incorporated by reference herein. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern. The Options shall be considered a Service Award under the Plan.

(b)    Exercise Price. The Options shall have the Exercise Price set forth in the Notice of Grant.

2.    Vesting, Exercisability and Exercise.

(a)    Vesting. Except as otherwise provided in Section 3, the Options shall vest and become exercisable in the amounts and on the vesting dates set forth in the Notice of Grant, subject to the continuous employment of the Participant with the Company or a Subsidiary until the applicable vesting date.

(b)    Exercise; Condition to Exercise. Once vested and exercisable in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 3. The Participant may exercise all or a portion of the Options by giving notice to the Company or a brokerage firm designated or approved by the Company, in form and substance satisfactory to the Company, which will state the Participant’s election to exercise the Options and the number of shares of Stock for which the Participant is exercising Options. The notice must be accompanied by full payment of the exercise price for the number of shares of Stock the Participant is purchasing. The Participant may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) by tendering (either actually or by attestation) shares of Stock the Participant has owned for at

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least six months (if such holding period is necessary to avoid a charge to the Company’s earnings); (d) to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required in accordance with procedures established by the Company; or (e) by any other method permitted by the Committee.

(c)    Cashless Exercise. In lieu of tendering the exercise price to the Company in accordance with Section 2(b), the Participant may elect to perform a “Cashless Exercise” of the Options, in whole or in part, by surrendering the Options to the Company, marked “Cashless Exercise” and designating the number of shares of Stock desired by the Participant out of the total for which Options are exercisable. The Participant shall thereupon be entitled to receive the number of shares of Stock having a Fair Market Value equal to the excess of (i) the then Fair Market Value per share of Stock multiplied by the number of the shares of Stock into which the Options designated by the Participant would have been exercisable pursuant to Section 2(b) upon payment of the exercise price by the Participant over (ii) the exercise price the Participant would have been required to pay under Section 2(b) in respect of such an exercise.

3.    Termination of Options

(a)    Normal Expiration Date. Unless earlier terminated pursuant to Section 3(b), the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”), if not exercised prior to such date.

(b)    Termination of Employment.

(i) Death, Disability or Retirement. If a Participant’s employment with the Company terminates due to death, Disability or Retirement, the Option shall be deemed vested to the extent of the number of Options that would have vested had the Participant’s Service continued until the next vesting date immediately following the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and may thereafter be exercised by the Participant or the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and (ii) the Normal Expiration Date. Any remaining unvested Options shall immediately be forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Service due to Disability or Retirement. For purposes of this Agreement, “Retirement” shall mean a Participant’s Termination of Service with the Company (other than a

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termination for Cause) occurring on or after the date on which either (x) the Participant reaches the age of 65 or (y) the Participant’s age plus years of service equal seventy-five (75) (as determined by the Committee in its sole discretion).

(ii) Cause. If a Participant’s employment with the Company is terminated by the Company for Cause, the Option, whether or not vested, shall terminate immediately upon such Termination of Service.

(iii) Other Reasons. Except as expressly provided otherwise in the Participant’s agreement with the Company or any Subsidiary, if a Participant’s employment with the Company is terminated due to circumstances other than as set forth in Sections 3(b)(i) or (ii), the Option shall be vested only to the extent it is vested on the effective date of the Participant’s Termination of Service and may thereafter be exercised by the Participant until and including the earliest to occur of (i) the date which is 90 days after the effective date of the Participant’s Termination of Service, (ii) the date the Participant breaches an employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and the Participant (an “Employment Agreement”) and (iii) the Normal Expiration Date.

(iv) Death Following Termination. If the Participant dies during the period set forth in Section 3(b)(i) or (iii), the Option shall be vested only to the extent it is vested on the date of death and may thereafter be exercised by the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Normal Expiration Date.

(c)    Change in Control. In the event of a Change in Control, the Options shall vest or continue and shall have such treatment, as set forth in the Plan. Notwithstanding anything to the contrary contained in the Plan, “Change in Control” for purposes of this Agreement shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities, excluding acquisitions by the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto); or

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(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale or the Thorne Affiliates do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity.

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

4.    Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Stock acquired upon exercise of the Options unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the shares and Participant may not sell the shares of Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

5.    Participant’s Rights with Respect to the Options.

(a)    Restrictions on Transferability. The Options granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, hedged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b)    No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Stock underlying the Options unless and until shares of Stock are issued to the Participant upon exercise thereof.

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6.    Adjustments. The number, class and Exercise Price of the shares of Stock covered by the Options shall be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock in such manner as the Board determines in its sole discretion.

7.    Miscellaneous.

(a)    Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b)    No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(c)    Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all persons affected hereby.

(d)    Tax Withholding. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of the Options as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. The Company may require the recipient of the shares of Stock to remit to the Company an amount in cash sufficient to satisfy the amount of taxes required to be withheld as a condition to the issuance of such shares. The Committee may, in its discretion, require the Participant to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold or the Participant sell the least number of whole shares of Stock having a Fair Market Value sufficient to satisfy all or part of the amount required to be withheld.

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(e)    Forfeiture for Financial Reporting Misconduct. In the event that the Participant commits misconduct or gross negligence (whether or not such misconduct or gross negligence is deemed or could be deemed to be an event constituting Cause) and as a result of, or in connection with, such misconduct or gross negligence the Company restates any of its financial statements, then the Company may require any or all of the following: (a) that the Participant forfeit some or all of the Options subject to this Agreement held by such Participant at the time of such restatement, (b) that the Participant forfeit some or all of shares of Stock held by the Participant at the time of such restatement that had been received upon exercise of Options subject to this Agreement during the twelve-month period (or such other period as determined by the Committee) prior to the financial restatement, and (c) that the Participant pay to the Company in cash all or a portion of the proceeds that the Participant realized from the sale of shares of Stock that had been received upon exercise of any Options subject to this Agreement within the period commencing twelve months (or such other period as determined by the Committee) prior to the financial restatement. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Options granted or vested and any gains earned or accrued, due to the vesting or exercise of Options or sale of any Stock acquired upon exercise of an Option, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

(f)    Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g)    Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Options evidenced hereby, the Participant acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the Award does not create any contractual or other right to receive future grants of Awards; (c) that participation in the Plan is voluntary; (d) that the value of the Options is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (e) that the future value of the Stock is unknown and cannot be predicted with certainty.

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(h)    Employee Data Privacy. By entering into this Agreement and accepting the Options evidenced hereby, the Participant: (a) authorizes the Company, the Participant’s employer, if different, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (b) waives any data privacy rights the Participant may have with respect to such information; and (c) authorizes the Company and its agents to store and transmit such information in electronic form.

(i)    Consent to Electronic Delivery. By entering into this Agreement and accepting the Options evidenced hereby, Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the Options via Company website, email or other electronic delivery.

(j)    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

(k)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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Exhibit C

GOGO INC.

2016 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT

NOTICE OF GRANT

Oakleigh Thorne

63 Front Street

Millbrook, NY 12545

You have been granted a number of restricted stock units set forth below, representing the right to receive shares of common stock of Gogo Inc. (the “Company”), pursuant to the terms and conditions of the Gogo Inc. 2016 Omnibus Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”). Copies of the Plan and the Restricted Stock Unit Agreement are attached hereto and incorporated herein in their entirety. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Restricted Stock Units:	You have been awarded 13,250 restricted stock units representing the right to receive 13,250 shares of the Company’s common stock, $0.0001 par value (the “RSUs”), subject to adjustment as provided in Section 6 of the Agreement.

Grant Date:	March 4, 2018

Employment Agreement:	To the extent more favorable to you, the terms and conditions set forth in your Employment Agreement dated as of March 4, 2018 (“Employment Agreement”) that expressly apply to the Awards granted pursuant to this Agreement shall supersede the terms and conditions of the Agreement and the Plan to the extent applicable.

Vesting Schedule:	Except as expressly provided otherwise in your Employment Agreement, the RSUs shall vest as follows: in four equal annual installments on each of the first through fourth anniversaries of the Grant Date, in each case, subject to your continuous employment by the Company or one of its Affiliates through the applicable vesting date.

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Gogo Inc.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Acknowledgment, Acceptance and Agreement:

By signing this Award Notice to Gogo Inc., you hereby acknowledge receipt of the Agreement and the Plan, accept the RSUs granted to me, represents to the Company that you have read and understood the Agreement and the Plan, agree that the RSUs are subject to the terms and conditions of the Agreement and the Plan and agree to be bound by the terms of the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE PLAN AND THE AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE RSUs.

If you do not execute and deliver this Award Notice within 30 days from the date of receipt of this Award Notice, the RSUs will be forfeited.

/s/ Oakleigh Thorne
Oakleigh Thorne

3/4/18
Date

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RESTRICTED STOCK UNIT AGREEMENT

RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”) dated as of the Grant Date set forth in the Notice of Grant (as defined below), by and between Gogo Inc., a Delaware corporation (the “Company”), and the participant whose name appears in the Notice of Grant (the “Participant”), pursuant to the Gogo Inc. 2016 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1. Grant of Restricted Stock Units. The Company hereby evidences and confirms its grant to the Participant, effective as of the Grant Date, of the number of restricted stock units (the “Restricted Stock Units”) specified in the Gogo Inc. 2016 Omnibus Incentive Plan Restricted Stock Unit Grant Notice delivered by the Company to the Participant (the “Notice of Grant”). This Agreement is subordinate to, and the terms and conditions of the Restricted Stock Units granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern. The Restricted Stock Units shall be considered Service Awards under the Plan.

2. Vesting of Restricted Stock Units.

(a) Vesting. Except as otherwise provided in this Section 2, the Restricted Stock Units shall become vested, if at all in the amount(s), and on the vesting date(s) set forth in the Notice of Grant (each, a “Vesting Date”), subject to the continued employment of the Participant by the Company or any Subsidiary thereof through such date.

(b) Termination of Employment.

(i) Death, Disability or Retirement. If a Participant’s employment with the Company terminates due to death, Disability or Retirement, prior to the Vesting Date, the Restricted Stock Units shall be deemed vested to the extent of the number of Restricted Stock Units that would have vested had the Participant’s Service continued until the next Vesting Date immediately following the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement. Any remaining unvested Restricted Stock Units shall immediately be forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Service due to Disability or Retirement. For purposes of this Agreement, “Retirement” shall mean a Participant’s Termination of Service with the Company (other than a termination for Cause) occurring on or after the date on which either (x) the Participant reaches the age of 65 or (y) the Participant’s age plus years of service equal seventy-five (75) (as determined by the Committee in its sole discretion).

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(ii) Other Terminations. Except as expressly provided otherwise in the Participant’s agreement with the Company or any Subsidiary, if a Participant’s employment with the Company is terminated due to circumstances other than as set forth in Section 2(b)(i) the Restricted Stock Units shall be vested only to the extent they are vested as of the effective date of the Participant’s Termination of Service, and all unvested Restricted Stock Units shall be forfeited and cancelled, as of such effective date.

(c) Change in Control. In the event of a Change in Control, then the Restricted Stock Units shall vest or continue and shall have such treatment, as set forth in the Plan. Notwithstanding anything to the contrary contained in the Plan, “Change in Control” for purposes of this Agreement shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities, excluding acquisitions by the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto); or

(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale or the Thorne Affiliates do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity.

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

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(d) Committee Discretion. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 15(m) of the Plan, the Committee, in its sole discretion, may accelerate the vesting with respect to any Restricted Stock Units under this Agreement, at such times and upon such terms and conditions as the Committee shall determine.

3. Settlement of Restricted Stock Units. Subject to Section 7(d), the Company shall deliver to the Participant one share of Stock (or the value thereof) in settlement of each outstanding Restricted Stock Unit that has vested as provided in Section 2 on the first to occur of (i) the Vesting Date (or within 30 days thereafter) or (ii) a Change in Control in which the Restricted Stock Units do not continue, in each case, as determined by the Committee in its sole discretion (A) in Stock by either, (x) issuing one or more certificates evidencing the Stock to the Participant or (y) registering the issuance of the Stock in the name of the Participant through a book entry credit in the records of the Company’s transfer agent, (B) by a cash payment equal to the Fair Market Value of the Stock on the settlement date or (C) in the event of settlement upon a Change in Control, a cash payment equal to the Change in Control Price, multiplied by the number of vested Restricted Stock Units. No fractional shares of Stock shall be issued in settlement of Restricted Stock Units. Fractional Restricted Stock Units shall be settled through a cash payment equal to the Fair Market Value of the Stock on the settlement date.

4. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Stock acquired upon vesting of the Restricted Stock Units unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the shares and Participant may not sell the shares of Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

5. Participant’s Rights with Respect to the Restricted Stock Units.

(a) Restrictions on Transferability. The Restricted Stock Units granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

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(b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Stock corresponding to the Restricted Stock Units granted hereby unless and until shares of Stock are issued to the Participant in respect thereof.

6. Adjustment in Capitalization. The number, class or other terms of any outstanding Restricted Stock Units shall be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock in such manner as it determines in its sole discretion.

7. Miscellaneous.

(a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(c) Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all persons affected hereby.

(d) Tax Withholding. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to the Participant in cash (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of settlement of the Restricted Stock Units under the Plan as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. The Company may

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require the recipient of shares of Stock or the cash, as applicable, to remit to the Company an amount in cash sufficient to satisfy the amount of taxes required to be withheld as a condition to the issuance of shares or payment of cash in settlement of the Restricted Stock Units. The Committee may, in its discretion, require the Participant, or permit the Participant to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold or sell the least number of whole shares of Stock having a Fair Market Value sufficient to satisfy all or part of the amount required to be withheld. The Company may defer settlement until such requirements are satisfied.

(e) Forfeiture for Financial Reporting Misconduct. In the event that the Participant commits misconduct or gross negligence (whether or not such misconduct or gross negligence is deemed or could be deemed to be an event constituting Cause) and as a result of, or in connection with, such misconduct or gross negligence the Company restates any of its financial statements, then the Company may require any or all of the following: (a) that the Participant forfeit some or all of the Restricted Stock Units subject to this Agreement held by such Participant at the time of such restatement, (b) that the Participant forfeit some or all of shares of Stock held by the Participant at the time of such restatement that had been received in settlement of Restricted Stock Units subject to this Agreement during the twelve-month period (or such other period as determined by the Committee) prior to the financial restatement, and (c) that the Participant pay to the Company in cash all or a portion of the proceeds that the Participant realized from the sale of shares of Stock that had been received in settlement of any Restricted Stock Units subject to this Agreement within the period commencing twelve months (or such other period as determined by the Committee) prior to the financial restatement. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Restricted Stock Units granted or vested and any gains earned or accrued, due to the vesting or settlement of Restricted Stock Units or sale of any Stock acquired in settlement of a Restricted Stock Unit, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

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(g) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, the Participant acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the Award does not create any contractual or other right to receive future grants of Awards; (c) that participation in the Plan is voluntary; (d) that the value of the Restricted Stock Units is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (e) that the future value of the Stock is unknown and cannot be predicted with certainty.

(h) Employee Data Privacy. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, the Participant: (a) authorizes the Company and the Participant’s employer, if different, any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (b) waives any data privacy rights the Participant may have with respect to such information; and (c) authorizes the Company and its agents to store and transmit such information in electronic form.

(i) Consent to Electronic Delivery. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the Restricted Stock Units via Company website, email or other electronic delivery.

(j) Specified Employee Delay. If the Participant is deemed a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the Restricted Stock Units upon his or her “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Participant’s Termination of Service and (b) the Participant’s death. Notwithstanding anything to the contrary in this Agreement, if settlement is to occur upon a Termination of Service other than due to death or Disability and the Participant is a Specified Employee and the Units are a Specified Award, to the extent necessary to comply with, and avoid imposition on the Participant of any additional tax or interest imposed under, Section

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409A of the Code, settlement shall instead occur on the first business day following the six-month anniversary of the Participant’s Termination of Service (or, if earlier, upon the Participant’s death), or as soon thereafter as practicable (but no later than 90 days thereafter).

(k) Headings and Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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Exhibit D

THE GOGO INC.

2016 OMNIBUS INCENTIVE PLAN

PERFORMANCE NON-STATUTORY STOCK OPTION

AWARD NOTICE

Oakleigh Thorne

63 Front Street

Millbrook, NY 12545

You have been granted an option to purchase shares of common stock, $0.0001 par value, of Gogo Inc. (the “Company”), pursuant to the terms and conditions of the Gogo Inc. 2016 Omnibus Incentive Plan (the “Plan”) and the Performance Stock Option Agreement (together with this Award Notice, the “Agreement”). Copies of the Plan and the Performance Stock Option Agreement are attached hereto. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Performance Options:	You have been awarded a non-statutory stock option to purchase from the Company 86,750 shares of its common stock, $0.0001 par value, subject to vesting and the achievement of certain performance goals specified below (the “Performance Options”) and adjustment as provided in Section 6 of the Agreement.

Grant Date:	March 4, 2018

Exercise Price:	$9.39 per share, subject to adjustment as provided in Section 6 of the Agreement.

Employment Agreement:	To the extent more favorable to you, the terms and conditions set forth in your Employment Agreement dated as of March 4, 2018 (“Employment Agreement”) that expressly apply to the Awards granted pursuant to this Agreement shall supersede the terms and conditions of the Agreement and the Plan to the extent applicable.

Vesting Schedule:	Except as expressly provided otherwise in your Employment Agreement, the Performance Options shall vest when they have both time vested and performance vested, subject to your continuous employment by the Company or one of its Affiliates through the applicable vesting date.

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Time Vesting: The Performance Options shall time vest in equal annual installments on the first four anniversaries of March 4, 2018.

Performance Vesting: The Performance Options shall performance vest at such time, if any, as the per share closing price of Common Stock on the NASDAQ market during the period beginning on the grant date and ending on the fourth year anniversary of March 4, 2018 equals or exceeds $25 for a period of 30 consecutive trading days.

Any Performance Options that has not performance vested by the fourth anniversary of March 4, 2018 shall be forfeited.

Expiration Date:	Except to the extent earlier terminated pursuant to Section 3 of the Agreement or earlier exercised pursuant to Section 3 of the Agreement, the Performance Options shall terminate at 5:00 p.m., Central time, on the tenth anniversary of the Grant Date.

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Gogo Inc.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Acknowledgment, Acceptance and Agreement:

By signing this Award Notice to Gogo Inc., you hereby acknowledge receipt of the Agreement and the Plan, accept the Performance Options granted to me, represents to the Company that you have read and understood the Agreement and the Plan, agree that the Performance Options are subject to the terms and conditions of the Agreement and the Plan and agree to be bound by the terms of the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE PLAN AND THE AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE PERFORMANCE OPTIONS.

If you do not execute and deliver this Award Notice within 30 days from the date of receipt of this Award Notice, the Performance Options will be forfeited.

/s/ Oakleigh Thorne
Oakleigh Thorne

3/4/18
Date

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PERFORMANCE STOCK OPTION AGREEMENT

PERFORMANCE STOCK OPTION AGREEMENT (the “Agreement”), dated as of the Grant Date set forth in the Notice of Grant (as defined below), between Gogo Inc., a Delaware corporation (the “Company”), and the Participant whose name appears in the Notice of Grant (the “Participant”), pursuant to the Gogo Inc. 2016 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1. Confirmation of Grant, Option Price.

(a) Confirmation of Grant. The Company hereby evidences and confirms the grant to the Participant of options to purchase the number of shares of Stock (the “Options”) set forth in the Gogo Inc. 2016 Omnibus Incentive Plan Performance Non-Statutory Stock Option Grant Notice delivered by the Company to the Participant (the “Notice of Grant”). The Options are not intended to be incentive stock options under the U.S. Internal Revenue Code of 1986, as amended. This Agreement is entered into pursuant to, and the terms of the Options are subject to, the terms and conditions of the Plan, which is incorporated by reference herein. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern. The Options shall be considered a Performance Award under the Plan.

(b) Exercise Price. The Options shall have the Exercise Price set forth in the Notice of Grant.

2. Vesting, Exercisability and Exercise.

(a) Vesting. Except as otherwise provided in Section 3, the Options shall vest and become exercisable, if at all, as of the date both time vesting and performance vesting conditions are satisfied as set forth in the Notice of Grant, subject to the continuous employment of the Participant with the Company or a Subsidiary until the applicable vesting date. If any Option does not performance vest within the applicable performance period set forth in the Notice of Grant, such Option shall be forfeited as provided in the Notice of Grant.

(b) Exercise; Condition to Exercise. Once vested and exercisable in accordance with the provisions of this Agreement, the Options may be exercised at any time and from time to time prior to the date such Options terminate pursuant to Section 3. The Participant may exercise all or a portion of the Options by giving notice to the Company or a brokerage firm designated or approved by the Company, in form and substance satisfactory to the Company, which will state the Participant’s election to exercise the Options and the number of shares of Stock for which the Participant is exercising Options. The notice must be accompanied by full

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payment of the exercise price for the number of shares of Stock the Participant is purchasing. The Participant may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) by tendering (either actually or by attestation) shares of Stock the Participant has owned for at least six months (if such holding period is necessary to avoid a charge to the Company’s earnings); (d) to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required in accordance with procedures established by the Company; or (e) by any other method permitted by the Committee.

(c) Cashless Exercise. In lieu of tendering the exercise price to the Company in accordance with Section 2(b), the Participant may elect to perform a “Cashless Exercise” of the Options, in whole or in part, by surrendering the Options to the Company, marked “Cashless Exercise” and designating the number of shares of Stock desired by the Participant out of the total for which Options are exercisable. The Participant shall thereupon be entitled to receive the number of shares of Stock having a Fair Market Value equal to the excess of (i) the then Fair Market Value per share of Stock multiplied by the number of the shares of Stock into which the Options designated by the Participant would have been exercisable pursuant to Section 2(b) upon payment of the exercise price by the Participant over (ii) the exercise price the Participant would have been required to pay under Section 2(b) in respect of such an exercise.

3. Termination of Options

(a) Normal Expiration Date. Unless earlier terminated pursuant to Section 3(b), the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”), if not exercised prior to such date.

(b) Termination of Employment.

(i) Death, Disability or Retirement. If a Participant’s employment with the Company terminates due to death, Disability or Retirement, the Options shall be deemed time vested to the extent of the number of Options that would have time vested had the Participant’s Service continued until the next time vesting date immediately following the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and may thereafter be exercised by the Participant or the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement, as the case may be, and (ii) the Normal Expiration Date. Any remaining Options that have

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not time vested shall immediately be forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Service due to Disability or Retirement. If any Options have time vested (including pursuant to this Section 2(b)(i)) but not yet performance vested, such Options shall continue to be eligible for performance vesting through the 90th day following the date of Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement. Any Options that have not vested during such period following the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement shall be forfeited effective as of the date of the Participant’s death or the effective date of the Participant’s Termination of Service. For purposes of this Agreement, “Retirement” shall mean a Participant’s Termination of Service with the Company (other than a termination for Cause) occurring on or after the date on which either (x) the Participant reaches the age of 65 or (y) the Participant’s age plus years of service equal seventy-five (75) (as determined by the Committee in its sole discretion).

(ii) Cause. If a Participant’s employment with the Company is terminated by the Company for Cause, the Option, whether or not vested, shall terminate immediately upon such Termination of Service.

(iii) Other Reasons. Except as expressly provided otherwise in the Participant’s agreement with the Company or any Subsidiary, if a Participant’s employment with the Company is terminated due to circumstances other than as set forth in Sections 3(b)(i) or (ii), the Option shall be vested only to the extent it is vested on the effective date of the Participant’s Termination of Service and may thereafter be exercised by the Participant until and including the earliest to occur of (i) the date which is 90 days after the effective date of the Participant’s Termination of Service, (ii) the date the Participant breaches an employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and the Participant (an “Employment Agreement”) and (iii) the Normal Expiration Date.

(iv) Death Following Termination. If the Participant dies during the period set forth in Section 3(b)(i) or (iii), the Option shall be vested only to the extent it is vested on the date of death and may thereafter be exercised by the Participant’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Normal Expiration Date.

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(c) Change in Control. In the event of a Change in Control, then Options shall time vest in accordance with the Plan and performance vest if the Change in Control Price equals or exceeds the stock price in the applicable performance vesting conditions as set forth in the Notice of Grant and shall continue or be settled as set forth in the Plan. Notwithstanding anything to the contrary contained in the Plan, “Change in Control” for purposes of this Agreement shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities, excluding acquisitions by the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto); or

(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale or the Thorne Affiliates do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity.

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

4. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Stock acquired upon exercise of the Options unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the shares and Participant may not sell the shares of Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

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5. Participant’s Rights with Respect to the Options.

(a) Restrictions on Transferability. The Options granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, hedged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Stock underlying the Options unless and until shares of Stock are issued to the Participant upon exercise thereof.

6. Adjustments. The number, class and Exercise Price of the shares of Stock covered by the Options shall be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock in such manner as the Board determines in its sole discretion.

7. Miscellaneous.

(a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(c) Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all persons affected hereby.

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(d) Tax Withholding. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of the Options as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. The Company may require the recipient of the shares of Stock to remit to the Company an amount in cash sufficient to satisfy the amount of taxes required to be withheld as a condition to the issuance of such shares. The Committee may, in its discretion, require the Participant to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold or the Participant sell the least number of whole shares of Stock having a Fair Market Value sufficient to satisfy all or part of the amount required to be withheld.

(e) Forfeiture for Financial Reporting Misconduct. In the event that the Participant commits misconduct or gross negligence (whether or not such misconduct or gross negligence is deemed or could be deemed to be an event constituting Cause) and as a result of, or in connection with, such misconduct or gross negligence the Company restates any of its financial statements, then the Company may require any or all of the following: (a) that the Participant forfeit some or all of the Options subject to this Agreement held by such Participant at the time of such restatement, (b) that the Participant forfeit some or all of shares of Stock held by the Participant at the time of such restatement that had been received upon exercise of Options subject to this Agreement during the twelve-month period (or such other period as determined by the Committee) prior to the financial restatement, and (c) that the Participant pay to the Company in cash all or a portion of the proceeds that the Participant realized from the sale of shares of Stock that had been received upon exercise of any Options subject to this Agreement within the period commencing twelve months (or such other period as determined by the Committee) prior to the financial restatement. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Options granted or vested and any gains earned or accrued, due to the vesting or exercise of Options or sale of any Stock acquired upon exercise of an Option, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

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(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Options evidenced hereby, the Participant acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the Award does not create any contractual or other right to receive future grants of Awards; (c) that participation in the Plan is voluntary; (d) that the value of the Options is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (e) that the future value of the Stock is unknown and cannot be predicted with certainty.

(h) Employee Data Privacy. By entering into this Agreement and accepting the Options evidenced hereby, the Participant: (a) authorizes the Company, the Participant’s employer, if different, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (b) waives any data privacy rights the Participant may have with respect to such information; and (c) authorizes the Company and its agents to store and transmit such information in electronic form.

(i) Consent to Electronic Delivery. By entering into this Agreement and accepting the Options evidenced hereby, Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the Options via Company website, email or other electronic delivery.

(j) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

(k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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Exhibit E

GOGO INC.

2016 OMNIBUS INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT

NOTICE OF GRANT

Oakleigh Thorne

63 Front Street

Millbrook, NY 12545

You have been granted a number of performance restricted stock units set forth below, representing the right to receive shares of common stock of Gogo Inc. (the “Company”), pursuant to the terms and conditions of the Gogo Inc. 2016 Omnibus Incentive Plan (the “Plan”) and the Performance Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”). Copies of the Plan and the Performance Restricted Stock Unit Agreement are attached hereto and incorporated herein in their entirety. Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Performance RSU:	You have been awarded 13,250 restricted stock units, subject to vesting and the achievement of certain performance goals specified below (the “Performance RSUs”), representing the right to receive 13,250 shares of the Company’s common stock, $0.0001 par value, subject to adjustment as provided in Section 6 of the Agreement.

Grant Date:	March 4, 2018

Employment Agreement:	To the extent more favorable to you, the terms and conditions set forth in your Employment Agreement dated as of March 4, 2018 (“Employment Agreement”) that expressly apply to the Awards granted pursuant to this Agreement shall supersede the terms and conditions of the Agreement and the Plan to the extent applicable.

Vesting Schedule:	Except as expressly provided otherwise in your Employment Agreement, the Performance RSUs shall vest when they have both time vested and performance vested, subject to your continuous employment by the Company or one of its Affiliates through the applicable vesting date.

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Time Vesting: The Performance RSUs shall time vest in equal annual installments on the first four anniversaries of March 4, 2018.

Performance Vesting: The Performance RSUs shall performance vest at such time, if any, as the per share closing price of Common Stock on the NASDAQ market during the period beginning on the grant date and ending on the fourth year anniversary of March 4, 2018 equals or exceeds $25 for a period of 30 consecutive trading days.

Any Performance RSUs that has not performance vested by the fourth anniversary of March 4, 2018 shall be forfeited.

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Gogo Inc.

By:	/s/ Ronald LeMay
Name:	Ronald LeMay
Title:	Chairman

Acknowledgment, Acceptance and Agreement:

By signing this Award Notice to Gogo Inc., you hereby acknowledge receipt of the Agreement and the Plan, accept the Performance RSUs granted to me, represents to the Company that you have read and understood the Agreement and the Plan, agree that the Performance RSUs are subject to the terms and conditions of the Agreement and the Plan and agree to be bound by the terms of the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE PLAN AND THE AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE PERFORMANCE RSUs.

If you do not execute and deliver this Award Notice within 30 days from the date of receipt of this Award Notice, the Performance RSUs will be forfeited.

/s/ Oakleigh Thorne
Oakleigh Thorne

3/4/18
Date

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PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”) dated as of the Grant Date set forth in the Notice of Grant (as defined below), by and between Gogo Inc., a Delaware corporation (the “Company”), and the participant whose name appears in the Notice of Grant (the “Participant”), pursuant to the Gogo Inc. 2016 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1. Grant of Restricted Stock Units. The Company hereby evidences and confirms its grant to the Participant, effective as of the Grant Date, of the number of restricted stock units (the “Restricted Stock Units”) specified in the Gogo Inc. 2016 Omnibus Incentive Plan Performance Restricted Stock Unit Grant Notice delivered by the Company to the Participant (the “Notice of Grant”). This Agreement is subordinate to, and the terms and conditions of the Restricted Stock Units granted hereunder are subject to, the terms and conditions of the Plan, which are incorporated by reference herein. If there is any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern. The Restricted Stock Units shall be considered Performance Awards under the Plan.

2. Vesting of Restricted Stock Units.

(a) Vesting. Except as otherwise provided in this Section 2, the Restricted Stock Units shall vest, if at all, as of the date that both time vesting and performance vesting conditions are satisfied (each such date, a “Vesting Date”, and the date a time vesting condition is satisfied, a “Time Vesting Date”)) as set forth in the Notice of Grant, subject to the continued employment of the Participant by the Company or any Subsidiary thereof through such date. If any Restricted Stock Unit does not performance vest within the applicable performance period set forth in the Notice of Grant, such Restricted Stock Unit shall be forfeited as provided in the Notice of Grant.

(b) Termination of Employment.

(i) Death, Disability or Retirement. If a Participant’s employment with the Company terminates due to death, Disability or Retirement, prior to the Vesting Date, the Restricted Stock Units shall be deemed time vested to the extent of the number of Restricted Stock Units that would have time vested had the Participant’s Service continued until the next Time Vesting Date immediately following the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement. Any remaining Restricted Stock Units that are not time vested shall immediately be

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forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Service due to Disability or Retirement. If any Restricted Stock Units have time vested (including pursuant to this Section 2(b)(i)) but not yet performance vested, such Restricted Stock Units shall continue to be eligible for performance vesting through the 90th day following the date of the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement. Any Restricted Stock Units that have not vested during such period following the Participant’s death or the effective date of the Participant’s Termination of Service due to Disability or Retirement shall be forfeited effective as of the date of the Participant’s death or the effective date of the Participant’s Termination of Service. For purposes of this Agreement, “Retirement” shall mean a Participant’s Termination of Service with the Company (other than a termination for Cause) occurring on or after the date on which either (x) the Participant reaches the age of 65 or (y) the Participant’s age plus years of service equal seventy-five (75) (as determined by the Committee in its sole discretion).

(ii) Other Terminations. Except as expressly provided otherwise in the Participant’s agreement with the Company or any Subsidiary, if a Participant’s employment with the Company is terminated due to circumstances other than as set forth in Section 2(b)(i) the Restricted Stock Units shall be vested only to the extent they are vested as of the effective date of the Participant’s Termination of Service, and all unvested Restricted Stock Units shall be forfeited and cancelled, as of such effective date.

(c) Change in Control. In the event of a Change in Control, then Restricted Stock Units shall time vest in accordance with the Plan and performance vest if the Change in Control Price equals or exceeds the stock price in the applicable performance vesting conditions as set forth in the Notice of Grant and shall continue or be settled as provided in the Plan. Notwithstanding anything to the contrary contained in the Plan, “Change in Control” for purposes of this Agreement shall mean:

(i) the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities, excluding acquisitions by the Thorne Affiliates (as defined in the Stockholders Agreement, dated as of December 31, 2009, between Parent and the stockholders who are party thereto); or

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(ii) the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale or the Thorne Affiliates do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity.

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

(d) Committee Discretion. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 15(m) of the Plan, the Committee, in its sole discretion, may accelerate the vesting with respect to any Restricted Stock Units under this Agreement, at such times and upon such terms and conditions as the Committee shall determine.

3. Settlement of Restricted Stock Units. Subject to Section 7(d), the Company shall deliver to the Participant one share of Stock (or the value thereof) in settlement of each outstanding Restricted Stock Unit that has vested as provided in Section 2 on the first to occur of (i) the Vesting Date (or within 60 days thereafter) or (ii) a Change in Control in which the Restricted Stock Units do not continue, in each case, as determined by the Committee in its sole discretion (A) in Stock by either, (x) issuing one or more certificates evidencing the Stock to the Participant or (y) registering the issuance of the Stock in the name of the Participant through a book entry credit in the records of the Company’s transfer agent, (B) by a cash payment equal to the Fair Market Value of the Stock on the settlement date or (C) in the event of settlement upon a Change in Control, a cash payment equal to the Change in Control Price, multiplied by the number of vested Restricted Stock Units. No fractional shares of Stock shall be issued in settlement of Restricted Stock Units. Fractional Restricted Stock Units shall be settled through a cash payment equal to the Fair Market Value of the Stock on the settlement date.

4. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Stock acquired upon vesting of the Restricted Stock Units unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of

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such shares must also comply with other applicable laws and regulations governing the shares and Participant may not sell the shares of Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

5. Participant’s Rights with Respect to the Restricted Stock Units.

(a) Restrictions on Transferability. The Restricted Stock Units granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Stock corresponding to the Restricted Stock Units granted hereby unless and until shares of Stock are issued to the Participant in respect thereof.

6. Adjustment in Capitalization. The number, class or other terms of any outstanding Restricted Stock Units shall be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock in such manner as it determines in its sole discretion.

7. Miscellaneous.

(a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way the right of the Company or

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any of its Subsidiaries to terminate the Participant’s employment at any time, or confer upon the Participant any right to continue in the employ of the Company or any of its Subsidiaries.

(c) Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all persons affected hereby.

(d) Tax Withholding. The Company and its Subsidiaries shall have the right to deduct from all amounts paid to the Participant in cash (whether under the Plan or otherwise) any amount of taxes required by law to be withheld in respect of settlement of the Restricted Stock Units under the Plan as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. The Company may require the recipient of shares of Stock or the cash, as applicable, to remit to the Company an amount in cash sufficient to satisfy the amount of taxes required to be withheld as a condition to the issuance of shares or payment of cash in settlement of the Restricted Stock Units. The Committee may, in its discretion, require the Participant, or permit the Participant to elect, subject to such conditions as the Committee shall impose, to meet such obligations by having the Company withhold or sell the least number of whole shares of Stock having a Fair Market Value sufficient to satisfy all or part of the amount required to be withheld. The Company may defer settlement until such requirements are satisfied.

(e) Forfeiture for Financial Reporting Misconduct. In the event that the Participant commits misconduct or gross negligence (whether or not such misconduct or gross negligence is deemed or could be deemed to be an event constituting Cause) and as a result of, or in connection with, such misconduct or gross negligence the Company restates any of its financial statements, then the Company may require any or all of the following: (a) that the Participant forfeit some or all of the Restricted Stock Units subject to this Agreement held by such Participant at the time of such restatement, (b) that the Participant forfeit some or all of shares of Stock held by the Participant at the time of such restatement that had been received in settlement of Restricted Stock Units subject to this Agreement during the twelve-month period (or such other period as determined by the Committee) prior to the financial restatement, and (c) that the Participant pay to the Company in cash all or a portion of the proceeds that the Participant realized from the sale of shares of Stock that had been received

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in settlement of any Restricted Stock Units subject to this Agreement within the period commencing twelve months (or such other period as determined by the Committee) prior to the financial restatement. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Restricted Stock Units granted or vested and any gains earned or accrued, due to the vesting or settlement of Restricted Stock Units or sale of any Stock acquired in settlement of a Restricted Stock Unit, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, the Participant acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) that the Award does not create any contractual or other right to receive future grants of Awards; (c) that participation in the Plan is voluntary; (d) that the value of the Restricted Stock Units is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (e) that the future value of the Stock is unknown and cannot be predicted with certainty.

(h) Employee Data Privacy. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, the Participant: (a) authorizes the Company and the Participant’s employer, if different, any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (b) waives any data privacy rights the Participant may have with respect to such information; and (c) authorizes the Company and its agents to store and transmit such information in electronic form.

(i) Consent to Electronic Delivery. By entering into this Agreement and accepting the Restricted Stock Units evidenced hereby, Participant hereby

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consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the Restricted Stock Units via Company website, email or other electronic delivery.

(j) Specified Employee Delay. If the Participant is deemed a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the Restricted Stock Units upon his or her “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Participant’s Termination of Service and (b) the Participant’s death. Notwithstanding anything to the contrary in this Agreement, if settlement is to occur upon a Termination of Service other than due to death or Disability and the Participant is a Specified Employee and the Units are a Specified Award, to the extent necessary to comply with, and avoid imposition on the Participant of any additional tax or interest imposed under, Section 409A of the Code, settlement shall instead occur on the first business day following the six-month anniversary of the Participant’s Termination of Service (or, if earlier, upon the Participant’s death), or as soon thereafter as practicable (but no later than 90 days thereafter).

(k) Headings and Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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Exhibit F

GENERAL RELEASE

This Release and Waiver of Claims (“Release”) is entered into as of this      day of              20    , between Gogo Inc. and any successor thereto (collectively, the “Company”) and the undersigned.

The Company and the undersigned agree as follows:

1.     The employment relationship between the undersigned and the Company and its subsidiaries and affiliates, as applicable, terminated on                      (the “Termination Date”).

2.    In accordance with that certain employment agreement, dated as of March 4, 2018, between the undersigned and the Company (the “Employment Agreement”), the undersigned is entitled to receive certain payments and benefits after the Termination Date.

3.    In consideration of the above, I hereby, on my own behalf and on behalf of anyone claiming through me, release the Company and (i) its past, present, and future parents, divisions, subsidiaries, partnerships, affiliates, and other related entities (whether or not they are wholly owned); (ii) the past, present, and future owners, trustees, fiduciaries, administrators, shareholders, directors, officers, partners, agents, representatives, members, associates, employees, and attorneys of each entity listed in clause (i) of this paragraph; and (iii) the predecessors, successors, and assigns of each entity listed in clauses (i) and (ii) of this paragraph with respect to any and all claims, whether currently known or unknown, that I now have, have ever had, or may ever have against the Company and/or any of the other Released Parties arising from or related to any act or omission occurring prior to or on the date on which I sign this Release. Without limiting the foregoing, the claims released by me hereunder include, but are not limited to:

A.    all claims for or related in any way to my employment, compensation, other terms and conditions of employment, or termination from employment with the Company, including without limitation all claims for salary, bonus, severance pay, or any other compensation or benefit;

B.    all claims that were or could have been asserted by me or on my behalf: (i) in any federal, state, or local court, commission, or agency; (ii) under any common law theory; or (iii) under any employment, contract, tort, federal, state, or local law, regulation, ordinance, constitutional provision, or executive order; and

C.    all claims that were or could have been asserted by the Employee or on the Employee’s behalf arising under any of the following laws, as amended from time to time: [the Age Discrimination in Employment Act of 1967 , Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, the Illinois Human Rights Act],1 any state labor code, any equivalent local laws, statutes and ordinances and any existing employment agreement or potential entitlement under any Company program or plan.

4.    This Release does not apply to and does not release:

A.    Any right to payments or benefits pursuant to Section 9(a) of the Employment Agreement;

B.    My entitlement to receive any benefits that I may have earned under the Plan and any vested award granted thereunder in accordance with the terms and conditions of the applicable award agreement based on my employment with the Company;

C    Indemnification to which I am entitled as a current or former director or officer of any member of the Company; and

D.    Vested benefits under the general employee benefit plans of the Company (other than severance pay or termination benefits not provided in the Employment Agreement, all rights to which are hereby waived and released).

5.    I represent that I have returned to the Company all Company property, including without limitation, reports, files, records, computer hardware, software, credit cards, door and file keys, card keys, and other physical or personal property that I received or prepared or helped prepare in connection with my employment with the Company and that I have not retained any copies, duplicates, reproductions or excerpts thereof.

6.    I acknowledge and agree that I continue to be bound by and obligated to comply with the obligations contained in the Employee Proprietary Information and Inventions Agreement previously entered into between me and the Company.

7.    I agree to make myself reasonably available (taking into account my personal and professional schedule) to provide reasonable assistance in any matters pertaining to the Company business that I conducted or had knowledge of during the course of my employment with the Company.

[1]	Provisions to be updated to reflect applicable federal, state and local laws, statutes and ordinances.

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8.    I acknowledge that I have been advised by the Company that I should consult with legal counsel of my choice in deciding whether to sign this Release. I understand that I may take up to twenty-one (21) days from the Separation Date to return a signed copy to the Company. Finally, I understand that I may revoke my acceptance of this Release by notifying the Company in writing of my decision to revoke my acceptance within seven (7) days after I have delivered the executed copy to the Company (the “Revocation Period”). I understand that, if I revoke my acceptance of this Release within the Revocation Period, this Release will be null and void, and the Company will have no obligation to provide me with any of the payments and/or other benefits to be received by me from the Company as described in Paragraph 2 of the Separation Agreement and General Release between the Company and me. Finally, I understand that, if I do not revoke my acceptance of this Release during the Revocation Period, this Release will go into effect on the eighth (8th) day after I have delivered an executed copy to the Company.

I agree to the terms and conditions set forth in this Release.

Name: Oakleigh Thorne	Date

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